                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Latin America Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B, C and M

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Latin America Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	42.72%	1.58%	5.72%	4.23%
Class B(a)	41.70%	.82%	4.91%	3.42%
Class C(a)	41.68%	.76%	4.88%	3.42%
S&P/IFC Latin America Investable Total Return Index+	63.33%	4.53%	10.59%	4.09%

Scudder Latin America Fund	1-Year	Life of Class**
Class M++++	43.87%	8.19%
S&P/IFC Latin America Investable Total Return Index+	63.33%	11.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M
Net Asset Value: 10/31/03	$ 21.59	$ 21.51	$ 21.45	$ 21.78
10/31/02	$ 15.21	$ 15.18	$ 15.14	$ 15.26
Distribution Information: Twelve Months: Income Dividends	$ .10	$ -	$ -	$ .14

Class A Lipper Rankings* - Latin American Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	25	of	29	84

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Latin America Fund - Class A(c) [] S&P/IFC Latin America Investable Total Return Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$13,451	$9,880	$12,447	$14,266
	Average annual total return	34.51%	-.40%	4.48%	3.62%
Class B(c)	Growth of $10,000	$13,863	$10,060	$12,607	$13,993
	Average annual total return	38.63%	.20%	4.74%	3.42%
Class C(c)	Growth of $10,000	$14,026	$10,128	$12,563	$13,852
	Average annual total return	40.26%	.42%	4.67%	3.31%
S&P/IFC Latin America Investable Total Return Index+	Growth of $10,000	$16,333	$11,420	$16,538	$14,931
	Average annual total return	63.33%	4.53%	10.59%	4.09%

Scudder Latin America Fund		1-Year	Life of Class**
Class M++++	Growth of $10,000	$14,387	$11,593
	Average annual total return	43.87%	8.19%
S&P/IFC Latin America Investable Total Return Index+	Growth of $10,000	$16,333	$12,163
	Average annual total return	63.33%	11.44%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and M

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class M shares commenced operations on December 14, 2001. Index comparisons begin December 31, 2001.
a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1.00%. Any difference in expenses will affect performance.
+ The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++++ Class M shares are not subject to sales charges.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Latin America Fund	1-Year	3-Year	5-Year	10-Year
Class S	43.19%	1.89%	6.03%	4.53%
Class AARP(a)	43.20%	1.92%	6.05%	4.54%
S&P/IFC Latin America Investable Total Return Index+	63.33%	4.53%	10.59%	4.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 21.65	$ 21.62
10/31/02	$ 15.25	$ 15.23
Distribution Information: Twelve Months: Income Dividends	$ .14	$ .14

Class S Lipper Rankings* - Latin American Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	24	of	29	80
3-Year	4	of	24	16
5-Year	13	of	17	73
10-Year	1	of	5	17

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Latin America Fund - Class S [] S&P/IFC Latin America Investable Total Return Index+

Yearly periods ended October 31

Comparative Results*
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,319	$10,579	$13,402	$15,573
	Average annual total return	43.19%	1.89%	6.03%	4.53%
Class AARP(a)	Growth of $10,000	$14,320	$10,589	$13,413	$15,586
	Average annual total return	43.20%	1.92%	6.05%	4.54%
S&P/IFC Latin America Investable Total Return Index+	Growth of $10,000	$16,333	$11,420	$16,538	$14,931
	Average annual total return	63.33%	4.53%	10.59%	4.09%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class AARP shares for the period prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder Latin America Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Latin America Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Latin America Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1996.

• Over 17 years of investment industry experience.

• MBA, Stern School of Business, New York University.

Paul H. Rogers

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 1995.

• Over 18 years of investment industry experience.

• MBA, Stern School of Business, New York University.

In the following interview, Portfolio Co-Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: Stocks in Latin America performed well during the past 12 months. What were the driving forces of this upturn?

A: You're right - there was no siesta among Latin American markets this year; they produced strong gains across the region. A number of positive factors helped provide a boost to performance:

• Improved investor sentiment. Stronger global growth and a fading focus on geopolitical issues led to an increased appetite for risk among investors. A wave of investor assets flowed into the more aggressive areas of the investment spectrum, including emerging-markets stocks.

• Strengthening economies. With the exception of Argentina, the region's economies appeared to be on an increasingly solid footing. Inflation receded, interest rates were at historic lows in Mexico and Chile and were declining in Brazil, currencies were strong, exports were rising, and governments were showing more budget discipline. Growth in Mexico was anemic, however, we believe this is due to the country's close ties with the comparatively sluggish US economy.

• Rising commodities prices. Increased demand for commodities has led to both stronger sales volumes and higher prices. This, in turn, has translated into sharply higher revenues for companies in sectors such as mining, pulp and paper, and energy. This trend has been a significant positive for both Brazil and Chile, as commodities make up a large part of their export base.

• A calmer political climate. The political backdrop is far calmer than it was a year ago. In Brazil, President Luis Inacio Lula da Silva has made substantial progress in his reform agenda. And in Mexico, President Vincente Fox is expected to work with the opposition parties to push through tax and energy reforms in 2004. These developments have created an environment of increased political stability in the two largest markets in the region.

• Valuations.1 Even after the rally this year, valuations remain attractive in our estimation. They are below historic averages, and we still believe they do not fully reflect the positive developments taking place in the region.

1 "Valuation" is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria.

Q: How did the fund perform over the 12-month period ended October 31, 2003?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder Latin America Fund produced an absolute total return of 42.72% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) In comparison, the fund's benchmark - the S&P/IFC Latin America Investable Total Return Index - produced a total return of 63.33%.2

2 The Standard & Poor's/International Finance Corporation (S&P/IFC) Latin America Investable Total Return Index is an unmanaged, capitalization-weighted measure of stock performance in 7 Latin American markets. Index returns assume reinvested dividends and capital gains, and do not reflect fees and expenses. It is not possible to invest directly in an index.

Q: What were the key reasons for the fund's underperformance?

A: Three factors contributed to its underperformance in relation to its benchmark and peers:

1. A focus on quality. As has always been the case, we invest in companies with strong cash flows and low debt levels. However, the past year was unusual in that lower-quality assets generally outperformed across virtually all segments of the financial markets. This phenomenon happens from time to time and generally occurs when a positive or improving investment environment causes market participants to become less risk-averse and therefore more willing to take a chance on investing in lower-quality companies.

While our below-market weighting in riskier, heavily indebted companies hurt performance in the short term, we believe a focus on higher-quality stocks will continue to pay off over the long term.

2. An overweight position in Mexico. The Mexican stocks in the S&P/IFC Latin America Investable Total Return Index returned roughly 25%, far below the 61%+ return of the index. The fund was overweight in this market for much of the period, and this was reflected in its relative performance.

3. An underweight in the peripheral and less liquid markets.3 For the 12-month period, Argentina, Chile and Peru all delivered returns in excess of 80%. In combination, the three make up almost 20% of the benchmark. The fund, in contrast, holds approximately 6% in these countries due to the low liquidity of these markets.

3 "Liquidity" refers to the ease of entering and exiting a market or a particular stock quickly and at favorable prices. If a market isn't liquid, it is difficult to sell shares of a stock at a fair price.

Q: How would you describe the fund's positioning in Mexico?

A: Mexico did not just underperform within the context of Latin America; it was also one of the worst-performing countries across the entire emerging-markets asset class during the reporting period. Because the country's economy is closely linked to growth in the United States, the continued sluggishness in the United States took a toll on Mexico. Consumers, in particular, felt the pinch and cut spending accordingly. This was a negative for the fund, which held a significant position in the Mexican consumer sector. Beverage stocks such as fund holdings Grupo Continental SA (Contal), Fomento Economico Mexicano SA de CV (Femsa) and Grupo Modelo SA de CV were among the worst hit, underperforming Mexico's market as a whole.

During the second half of the reporting period, we reduced the fund's weighting in Mexico and redeployed assets into Brazil. We also trimmed the fund's weighting in beverage stocks, which we find less attractive than we have in the past due to increased competition in the sector. However, we have been adding to or maintaining positions in stocks with strong bottom-line results and powerful consumer franchises. These include the media company Grupo Televisa SA de CV, Telefonos de Mexico SA de CV (Telmex), the cellular company America Movil SA de CV, the retailer Wal-Mart de Mexico SA de CV (Walmex) and the bank Grupo Financiero BBVA Bancomer SA de CV (Bancomer).

We remain cautiously optimistic on the outlook for Mexico. Growth in the United States is picking up steam, as evidenced by the spectacular 7.2% unadjusted gross domestic product growth in the third quarter. We believe that it is likely that some of this growth will be felt in Mexico's economy, which is currently expected to grow at a rate of 3% to 4% next year. In comparison, it is expected to grow at only 1% in 2003. Valuations are reasonable in relation both to historical levels and to valuations in the United States. In addition, Mexico's fiscal house appears to be in order, inflation appears to be under control, the trade picture looks positive, and debt appears to be manageable among consumers, corporations and the government alike. Finally, the market has not yet taken into account what we believe to be the increasing likelihood of meaningful reforms being passed in the months ahead. We believe these factors will help provide a positive backdrop for stocks in Mexico.

Q: How would you describe the fund's positioning within Brazil?

A: The fund's holdings in Brazil underperformed the Brazilian stocks in the benchmark. This was due largely to our avoidance of stocks of companies with high debt levels, which caused us to underweight stocks in the utilities and telecommunications sectors. Unfortunately, both industries outperformed the overall market. On the positive side, performance was helped by positions in stocks such as Companhia Vale do Rio Doce (mining), Aracruz Celulose SA (pulp and paper), Votorantim Celulose e Papel SA (pulp and paper) and Gerdau SA (steel). All benefited from higher commodities prices. The fund also was given a boost by its weighting in Petroleo Brasileiro SA (Petrobras, energy), which was lifted by higher oil prices and - as one of the country's most actively traded stocks - investors' perception that Brazil is becoming a less risky place to invest.

The improving economic and political backdrop supports our positive view on the country. As a result, we have been adding to the fund's position in Brazil. We continue to favor companies - such as Caemi Mineracao e Metalurgica SA - that we believe should benefit from stronger growth and declining interest rates. We believe the telecommunications sector will be one of these beneficiaries. We also maintain a positive view on selected steel stocks - such as Usinas Siderurgicas de Minas Gerais SA (Usiminas) and Companhia Siderurgica Nacional SA - since steel prices have been strong both in Brazil and abroad. Finally, the consumer franchises such as Companhia de Bebidas das Americas (Ambev) continue to show strength and the ability to generate substantial cash flow even when the economy is weak.

Q: Why is the fund underweight in markets outside of Brazil and Mexico?

A: The most important factor here is the liquidity of both the market and individual stocks. We have long been underweight in these markets for this reason, and we likely will remain so until the liquidity picture becomes more favorable. That said, some companies, such as the mining firm Compania de Minas Buenaventura SA in Peru, do have sufficient liquidity in ADR form.4 The stock produced a strong performance for the fund during the period, as did Compania Cervecerias Unidas SA (beverages) in Chile.

4 ADR stands for American Depositary Receipt. ADRs are shares of foreign companies traded on US exchanges. ADRs are often more liquid - easier to trade - than shares traded on foreign exchanges.

In Argentina, we remain concerned about the country's ongoing debt problems. Although the political environment has improved and the economy has strengthened, the country must come to an agreement with bondholders to restructure its debt, but so far it has not offered terms that have been well-received by the markets.5 We do not believe it is prudent to build a significant position in Argentina until this problem is resolved.

5 Restructuring debt refers to postponing and/or reducing the interest and principal payments on the country's bonds.

Q: Any final thoughts for fund investors?

A: We remain enthusiastic on the long-term prospects for stock markets in Latin America. A backdrop of low interest rates, more prudent government policy and improved economic growth provides a positive foundation for the markets. However, it is important for shareholders to keep in mind that the region's markets have produced outstanding gains over the past year. It is not likely that the next 12 months will bring a repeat of this year's exceptional performance. We do believe, though, that the stocks in the portfolio represent the strongest franchises in the region and that their value will be recognized over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02

Brazil	53%	39%
Mexico	40%	55%
Chile	4%	4%
Peru	2%	1%
Argentina	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Telecommunication Services	25%	24%
Materials	22%	17%
Consumer Staples	15%	27%
Energy	13%	9%
Financials	12%	13%
Consumer Discretionary	10%	9%
Utilities	3%	-
Industrials	-	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (62.5% of Portfolio)
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	12.2%
2. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	7.8%
3. America Movil SA de CV Provider of wireless communication services	Mexico	7.2%
4. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	6.1%
5. Banco Itau Holding Financeira SA Provider of banking services	Brazil	5.7%
6. Companhia de Bebidas das Americas Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks	Brazil	5.4%
7. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	5.3%
8. Tele Norte Leste Participacoes SA Provider of telecommunications services	Brazil	4.9%
9. Grupo Televisa SA de CV Operator of media businesses	Mexico	4.8%
10. Banco Brandesco SA Provider of banking services	Brazil	3.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Equity Securities 97.7%
Argentina 0.7%
BI SA "A" (New) (c)*	3,231,425	709,944
Loma Negra SA (c)*	448,653	886,344
Nortel Inversora SA "A" (ADR) (Preferred)* 144A	33,663	170,349
Quimica Estrella SA "B"*	227,160	85,631
Tenaris SA	159,400	438,976
(Cost $9,082,303)		2,291,244
Brazil 52.4%
Aracruz Celulose SA "B" (ADR) (Preferred)	256,200	7,199,220
Banco Brandesco SA (ADR) (Preferred)	463,200	9,722,568
Banco Itau Holding Financeira SA (ADR)	30,400	1,241,840
Banco Itau Holding Financeira SA (Preferred)	202,986,300	16,641,124
Brasil Telecom Participacoes SA (ADR) (Preferred)	259,800	9,487,896
Caemi Mineracao e Metalurgica SA (Voting)	8,590,500	2,514,336
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Preferred)	204,800	4,122,624
Companhia de Bebidas das Americas (ADR) (Preferred)	300,300	6,366,360
Companhia de Bebidas das Americas (Preferred)	48,444,000	10,359,732
Companhia Energetica de Minas Gerais SA (Preferred)	385,000,000	5,705,495
Companhia Siderurgica Nacional SA (ADR)	170,000	7,012,500
Companhia Vale do Rio Doce (ADR) (Preferred)	470,700	19,016,280
Gerdau SA (Preferred)	166,300	2,421,546
Petroleo Brasileiro SA (ADR)	166,900	3,631,744
Petroleo Brasileiro SA (Preferred)	1,567,247	34,444,989
Tele Norte Leste Participacoes SA (ADR) (Preferred)	1,075,700	15,242,669
Usinas Siderurgicas de Minas Gerais SA	290,000	2,320,809
Votorantim Celulose e Papel SA (ADR)	228,750	6,263,175
(Cost $119,658,996)		163,714,907
Chile 3.8%
Compania Cervecerias Unidas SA (ADR)	151,200	3,199,392
Compania de Telecomunicaciones de Chile SA "A" (ADR)	431,500	6,571,745
Enersis SA (ADR)	300,000	2,076,000
(Cost $10,843,956)		11,847,137
Mexico 39.2%
America Movil SA de CV "L" (ADR)	941,100	22,398,180
Apasco SA de CV	606,600	4,557,757
Cemex SA de CV "L" (ADR)	395,733	9,497,592
Coca-Cola FEMSA SA de CV "L" (ADR)	174,700	3,528,940
Fomento Economico Mexicano SA de CV (ADR)	207,200	7,401,184
Grupo Continental SA	3,434,450	4,752,755
Grupo Embotelladora Unidas SA de CV "B"	1,419,134	3,670,174
Grupo Financiero BBVA Bancomer SA de CV "B"*	8,957,800	7,632,826
Grupo Modelo SA de CV "C"	1,357,200	3,423,789
Grupo Televisa SA de CV (ADR)	384,100	14,883,875
Telefonos de Mexico SA de CV "L" (ADR)	756,500	24,321,475
Wal-Mart de Mexico SA de CV "C"	6,296,354	16,455,081
(Cost $87,630,053)		122,523,628
Peru 1.6%
Compania de Minas Buenaventura SA "A" (ADR) (Cost $2,433,361)	102,500	4,881,050
Total Equity Securities (Cost $229,648,669)		305,257,966

Cash Equivalents 2.3%
Scudder Cash Management QP Trust 1.07% (b) (Cost $7,071,592)	7,071,592	7,071,592
Total Investment Portfolio - 100.0% (Cost $236,720,261) (a)		312,329,558

* Non-income producing security.
(a) The cost for federal income tax purposes was $240,844,059. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $71,485,499. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $83,549,425 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,063,926.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
BI SA	10/22/1993	3,360,564	709,944.22
Loma Negra SA	8/23/1994-1/17/2001	4,816,805	886,344.28
Total Restricted Securities			1,596,288.50

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $229,648,669)	$ 305,257,966
Investment in Scudder Cash Management QP Trust (cost $7,071,592)	7,071,592
Total investments in securities, at value (cost $236,720,261)	312,329,558
Foreign currency, at value (cost $791,738)	793,643
Receivable for investments sold	6,590,813
Dividends receivable	632,018
Receivable for Fund shares sold	145,395
Total assets	320,491,427
Liabilities
Due to Advisor	11,881
Payable for investments purchased	3,223,221
Payable for Fund shares redeemed	171,769
Accrued management fee	319,125
Other accrued expenses and payables	124,301
Total liabilities	3,850,297
Net assets, at value	$ 316,641,130
Net Assets
Net assets consist of: Undistributed net investment income	3,223,595
Net unrealized appreciation (depreciation) on: Investments	75,609,297
Foreign currency related transactions	2,046
Accumulated net realized gain (loss)	(97,704,671)
Paid-in capital	335,510,863
Net assets, at value	$ 316,641,130

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($5,913,349 / 273,929 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 21.59
Maximum offering price per share (100 / 94.25 of $21.59)	$ 22.91
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($219,657 / 10,213 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 21.51
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($221,356 / 10,319 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 21.45
Maximum offering price per share (100 / 99 of $21.45)	$ 21.67
Class M Net Asset Value, offering and redemption price per share ($10,907,075 / 500,736 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 21.78
Class AARP Net Asset Value, offering and redemption price per share ($934,835 / 43,182 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.65
Class S Net Asset Value, offering and redemption price per share ($298,444,858 / 13,806,335 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $947,488)	$ 9,012,522
Interest	1,158
Interest - Scudder Cash Management QP Trust	40,932
Total Income	9,054,612
Expenses: Management fee	3,381,229
Administrative fee	1,759,248
Distribution service fees	9,236
Directors' fees and expenses	9,859
Other	23,230
Total expenses, before expense reductions	5,182,802
Expense reductions	(42,238)
Total expenses, after expense reductions	5,140,564
Net investment income (loss)	3,914,048
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(15,543,655)
Foreign currency related transactions (net of CPMF tax of $37,347)	96,893
(15,446,762)
Net unrealized appreciation (depreciation) during the period on: Investments	109,157,287
Foreign currency related transactions	20,755
109,178,042
Net gain (loss) on investment transactions	93,731,280
Net increase (decrease) in net assets resulting from operations	$ 97,645,328

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 3,914,048	$ 3,446,473
Net realized gain (loss) on investment transactions	(15,446,762)	(28,089,300)
Net unrealized appreciation (depreciation) on investment transactions during the period	109,178,042	(2,213,715)
Net increase (decrease) in net assets resulting from operations	97,645,328	(26,856,542)
Distributions to shareholders from: Net investment income: Class A	(1,106)	(2,819)
Class B	-	(24)
Class C	-	(7)
Class M	(83,677)	-
Class AARP	(1,475)	(3,482)
Class S	(2,049,816)	(5,499,405)
Fund share transactions: Proceeds from shares sold	30,375,669	30,866,578
Net assets acquired in tax-free reorganization	57,604	75,969,020
Reinvestment of distributions	1,999,841	5,208,941
Cost of shares redeemed	(48,631,567)	(138,824,982)
Redemption fees	7,349	1,320,366
Net increase (decrease) in net assets from Fund share transactions	(16,191,104)	(25,460,077)
Increase (decrease) in net assets	79,318,150	(57,822,356)
Net assets at beginning of period	237,322,980	295,145,336
Net assets at end of period (including undistributed net investment income of $3,223,595, and $1,336,848, respectively)	$ 316,641,130	$ 237,322,980

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.21	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	6.26	(2.10)	(4.06)
Total from investment operations	6.48	(1.96)	(4.15)
Less distributions from: Net investment income	(.10)	(.27)	-
Redemption fees	.00***	.08	-
Net asset value, end of period	$ 21.59	$ 15.21	$ 17.36
Total Return (%)[c]	42.72[d]	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.23		.55
Ratio of expenses before expense reductions (%)	2.17	2.18	2.18*
Ratio of expenses after expense reductions (%)	2.14	2.18	2.18*
Ratio of net investment income (loss) (%)	1.29	.83	(1.39)*
Portfolio turnover rate (%)	24	22	20
[a] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.18	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	6.26	(2.14)	(4.05)
Total from investment operations	6.33	(2.10)	(4.19)
Less distributions from: Net investment income	-	(.12)	-
Redemption fees	.00***	.08	-
Net asset value, end of period	$ 21.51	$ 15.18	$ 17.32
Total Return (%)[c]	41.70[d]	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.22	.04	.001
Ratio of expenses before expense reductions (%)	3.00	2.98	2.98*
Ratio of expenses after expense reductions (%)	2.96	2.98	2.98*
Ratio of net investment income (loss) (%)	.47	.03	(2.19)*
Portfolio turnover rate (%)	24	22	20
[a] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.14	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	6.23	(2.15)	(4.09)
Total from investment operations	6.31	(2.10)	(4.23)
Less distributions from: Net investment income	-	(.12)	-
Redemption fees	.00***	.08	-
Net asset value, end of period	$ 21.45	$ 15.14	$ 17.28
Total Return (%)[c]	41.68[d]	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.22	.01	.001
Ratio of expenses before expense reductions (%)	2.97	2.95	2.95*
Ratio of expenses after expense reductions (%)	2.92	2.95	2.95*
Ratio of net investment income (loss) (%)	.51	.06	(2.16)*
Portfolio turnover rate (%)	24	22	20
[a] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class M
Years Ended October 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.26	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[b]	.26	.18
Net realized and unrealized gain (loss) on investment transactions	6.30	(3.95)
Total from investment operations	6.56	(3.77)
Less distributions from: Net investment income	(.14)	-
Redemption fees and other	.10[c]	.08
Net asset value, end of period	$ 21.78	$ 15.26
Total Return (%)	43.87[d]	(19.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9
Ratio of expenses before expense reductions (%)	1.92	1.91*
Ratio of expenses after expense reductions (%)	1.89	1.91*
Ratio of net investment income (loss) (%)	1.54	1.10*
Portfolio turnover rate (%)	24	22
[a] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Includes a one time reduction in certain liabilities of an acquired fund.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.25	$ 17.40	$ 22.75	$ 23.51
Income (loss) from investment operations: Net investment income (loss)[b]	.26	.21	.27	(.03)
Net realized and unrealized gain (loss) on investment transactions	6.28	(2.11)	(3.95)	(.73)
Total from investment operations	6.54	(1.90)	(3.68)	(.76)
Less distributions from: Net investment income	(.14)	(.33)	(.18)	-
Net realized gains on investment transactions	-	-	(1.49)	-
Total distributions	(.14)	(.33)	(1.67)	-
Redemption fees	.00***	.08	-	-
Net asset value, end of period	$ 21.65	$ 15.25	$ 17.40	$ 22.75
Total Return (%)	43.20[c]	(10.83)	(17.08)	(3.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.93	.17	.18	.02
Ratio of expenses before expense reductions (%)	1.91	1.91	1.90	1.91*
Ratio of expenses after expense reductions (%)	1.88	1.91	1.90	1.91*
Ratio of net investment income (loss) (%)	1.55	1.10	1.33	(.15)**
Portfolio turnover rate (%)	24	22	20	42
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 15.23	$ 17.39	$ 22.74	$ 19.95	$ 19.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.21	.27	.20[b]	.31
Net realized and unrealized gain (loss) on investment transactions	6.27	(2.12)	(3.95)	2.64	1.63
Total from investment operations	6.53	(1.91)	(3.68)	2.84	1.94
Less distributions from: Net investment income	(.14)	(.33)	(.18)	(.05)	(.37)
Net realized gains on investment transactions	-	-	(1.49)	-	(.64)
Total distributions	(.14)	(.33)	(1.67)	(.05)	(1.01)
Redemption fees	.00*	.08	-	-	-
Net asset value, end of period	$ 21.62	$ 15.23	$ 17.39	$ 22.74	$ 19.95
Total Return (%)	43.19[c]	(10.89)	(17.08)	14.15	10.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	298	228	294	422	449
Ratio of expenses before expense reductions (%)	1.92	1.91	1.90	1.80[d]	1.96
Ratio of expenses after expense reductions (%)	1.90	1.91	1.90	1.79[d]	1.96
Ratio of net investment income (loss) (%)	1.53	1.10	1.33	.80	1.61
Portfolio turnover rate (%)	24	22	20	42	48
[a] Based on average shares outstanding during the period.
[b] Net investment income per share includes non-recurring dividend income of $.05 per share.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.79%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class M, AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $93,581,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($36,983,000), October 31, 2009, ($14,428,000), October 31, 2010 ($27,078,000) and October 31, 2011 ($15,092,000), the respective expiration dates, whichever occurs first, of which $36,983,000 may be subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,223,595
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (93,581,000)
Net unrealized appreciation (depreciation) on investments	$ 71,485,499

In addition, during the years ended October 31, 2003 and October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributed from ordinary income	$ 2,136,074	$ 5,505,737

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2002 through December 14, 2002, upon the redemption or exchange of shares held by Class M shareholders for less than one year, a fee of 2% of the current net asset value of the shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $63,213,454 and $79,571,167, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.65%, 0.65% and 0.65% of average daily net assets for Class A, B, C, M, AARP and S, shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees). In addition, for the period October 1, 2003 through October 31, 2003, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class M shares of the Fund to the extent necessary to maintain the operating expenses of Class M at 1.60% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees).

For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at October 31, 2003
Class A	$ 24,298	$ 1,047	$ 3,030
Class B	702	43	93
Class C	560	36	83
Class M	64,586	2,772	2,916
Class AARP	2,311	111	369
Class S	1,666,791	38,229	115,059
	$ 1,759,248	$ 42,238	$ 121,550

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 727	$ 142
Class C	600	128
	$ 1,327	$ 270

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 7,478	$ 2,139.21%
Class B	242	50.25%
Class C	189	40.24%
	$ 7,909	$ 2,229

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended October 31, 2003 aggregated $3,126 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and Class C shares aggregated $153 and $77, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Acquisition of Assets

On December 14, 2001, the Fund acquired all the net assets of The Argentina Fund, Inc. pursuant to a plan of reorganization approved by shareholders on October 16, 2001. The acquisition was accomplished by a tax-free exchange of 4,008,798 Class M shares for the 9,302,807 outstanding shares of The Argentina Fund, Inc. on December 14, 2001. Class M shares were especially designed for the shareholders of The Argentina Fund, Inc. The Argentina Fund, Inc.'s net assets at that date ($75,969,020), including $42,930 of unrealized depreciation, were combined with those of the Fund. Costs incurred in connection with the acquisition were shared by The Argentina Fund, Inc. and the Advisor. The aggregate net assets of the Fund immediately before the acquisition were $321,145,966. The combined net assets of the Fund immediately following the acquisition were $397,114,986. In addition, the net assets acquired in tax-free reorganization of $57,604 on the Statement of Changes in Net Assets for the year ended October 31, 2003 represents changes in estimated costs associated with the merger recorded on The Argentina Fund, Inc. prior to the acquisition.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	750,805	$ 13,636,649	217,289	$ 4,312,916
Class B	11,293	216,127	3,491	71,755
Class C	11,180	214,224	308	6,019
Class AARP	40,236	802,310	16,379	334,693
Class S	847,024	15,506,359	1,300,811	26,141,195
		$ 30,375,669		$ 30,866,578
Shares issued in tax-free reorganization
Class M	-	$ 57,604	4,008,798	$ 75,969,020
Shares issued to shareholders in reinvestment of distributions
Class A	65	$ 1,048	96	$ 1,824
Class B	-	-	1	24
Class C	-	-	-	6
Class M	3,024	48,874	-	-
Class AARP	90	1,455	174	3,293
Class S	120,798	1,948,464	274,897	5,203,794
		$ 1,999,841		$ 5,208,941
Shares redeemed
Class A	(491,981)	$ (9,275,535)	(233,872)	$ (4,514,532)
Class B	(3,747)	(70,333)	(887)	(16,586)
Class C	(1,213)	(22,823)	(8)	(154)
Class M	(116,362)	(2,083,865)	(3,394,724)*	(66,730,670)*
Class AARP	(8,128)	(155,517)	(15,871)	(295,317)
Class S	(2,099,227)	(37,023,494)	(3,573,030)	(67,267,723)
		$ (48,631,567)		$ (138,824,982)
Redemption fees	-	$ 7,349	-	$ 1,320,366
Net increase (decrease)
Class A	258,889	$ 4,362,162	(16,487)	$ (199,792)
Class B	7,546	145,794	2,605	55,193
Class C	9,967	191,401	300	5,871
Class M	(113,338)	(1,970,038)	614,074*	10,558,716*
Class AARP	32,198	648,248	682	42,669
Class S	(1,131,405)	(19,568,671)	(1,997,322)	(35,922,734)
		$ (16,191,104)		$ (25,460,077)

* For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 15, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $947,488 and earned $4,913,720 of foreign source income during the year ended October 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.34 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designates $3,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Alexander Black[4] (40) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz[5] (31) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Paul H. Rogers (47) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a
Andrew Stubing[6] (37) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Alex Tedder[4] (39) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 1 Appold Street, Broadgate, London, UK
5 Address: 345 Park Avenue, New York, New York
6 Address: 83 Clarence Street, Sydney, Australia

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and M

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class M
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLALX
CUSIP Number	811165-737	811165-729	811165-711	811165-638
Fund Number	474	674	774	174

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLAMX	SLAFX
Fund Number	174	074

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder International Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Latin America Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Latin America Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------